UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 7, 2012

NEW ENTERPRISE STONE & LIME CO., INC.

(Exact name of registrant as specified in charter)

DELAWARE	333-176538	23-1374051
(State or Other Jurisdiction of Incorporation or Organization)	(Commission file number)	(I.R.S. Employer Identification Number)

3912 Brumbaugh Road
P.O. Box 77

New Enterprise, PA 16664

(Address of principal executive offices)

(814) 766-2211

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                             Entry into a Material Definitive Agreement

On September 7, 2012, New Enterprise Stone & Lime Co., Inc. ( the “Company”) entered into an amendment and waiver (the “Amendment”) with respect to its $170 million asset-based secured revolving credit facility (the “ABL Facility”) among the Company, the lenders from time to time party thereto, and Manufacturers and Traders Trust Company as Agent (“M&T” or the “Agent”).

The Amendment extends the date for delivery of the Company’s audited financial statements for the year ended February 29, 2012 to October 1, 2012 (or such later date as the Agent may agree) and extends the date for delivery of the Company’s interim financial statements for the quarters ended May 31, 2012 and August 31, 2012 to November 30, 2012 (or such later date as the Agent may agree).  The amendment also adds a 1.25% floor to LIBOR borrowings and changes certain definitions such as the Borrowing Base.

As previously disclosed, if M&T is unable to reduce its final participation in the ABL Facility to no more than $75 million during the primary syndication of the facility (a “Successful Syndication”), it will be entitled to modify the structure, terms and/or pricing of the ABL Facility if it determines that such changes are necessary in order to ensure a Successful Syndication.  In connection with the Amendment, the Company and M&T have agreed that if M&T has not achieved a Successful Syndication by on or before December 15, 2012, then M&T shall be deemed unable to achieve a Successful Syndication for purposes of the foregoing provisions.  In no event shall:

(i)                                    the ABL Facility be less than $170,000,000;

(ii)                                 the Fixed Charge Coverage Ratio not remain a springing covenant;

(iii)                              the Fixed Charge Coverage Ratio covenant be greater than 1.00 to 1.00;

(iv)                              there be added a senior or total debt to EBITDA covenant with less than a 20% cushion relative to the projected senior or total debt to EBITDA level based on the management projections referenced in Section 6.1.12(a) of the Credit Agreement as set forth in the Amendment or such other projections as are agreed between Borrower and M&T;

(v)                                 there be added a net worth covenant with less than a 20% cushion based on the management projections referenced in Section 6.1.12(a) of the Credit Agreement as set forth in the Amendment or such other projections as are agreed between Borrower and M&T;

(vi)                              additional permitted indebtedness and the associated permitted liens for capital leases, purchase debt and sale-leaseback transactions be less than $35 million outstanding; or

(vii)                           if the Fixed Charge Coverage Ratio is 1.0 to 1.0 or greater, then the advance rate for (a) eligible inventory be less than 60%, (b) eligible accounts be less than 85% or (c) Eligible Real Property be less than the lower of (1) 75% of the appraised value thereof and (2) $65,000,000; or

(viii)                        if the Fixed Charge Coverage Ratio is less than 1.0 to 1.0 then the advance rate for (a) eligible inventory be less than 40%, (b) eligible accounts be less than 70% or (c) Eligible Real Property be less than the lower of (1) 65% of the appraised value thereof and (2) $56,000,000; or

(ix)                                any of Rock Solid Insurance Company (the captive insurance subsidiary), South Woodbury L.P., NESL II, LLC, Kettle Creek Partners L.P., or Kettle Creek Partners G.P., LLC become a guarantor of the ABL Facility.

The foregoing is not a complete discussion of the Amendment and is qualified in its entirety by reference to the full text of the Amendment attached to this Current Report on Form 8-K as Exhibit 10.1, which is incorporated by reference herein.

Item 2.04                                             Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance

Sheet Arrangement

On September 6, 2012, the Company received notices from Wells Fargo Bank, National Association, the Trustee under the Indentures dated August 18, 2010 and March 15, 2012 between the Company and the Trustee (the “Indentures”), that the Company has failed to provide to the Trustee the Company’s Annual Report on Form 10-K for its fiscal year ended February 29, 2012 and Quarterly Report on Form 10-Q for its fiscal quarter ended May 31, 2012 in compliance with Section 4.3 of the Indentures.  The failure to provide such reports within 120 days after receipt of the notice would constitute an Event of Default under the Indentures.

Item 7.01                                             Regulation FD Disclosure

The Company is reporting that it will require additional time to complete and file its Annual Report on Form 10-K for its fiscal year ended February 29, 2012 as a result of the complications previously announced in its Current Reports on Form 8-K filed on July 10, 2012 and July 26, 2012. The Company currently expects to complete and file its Annual Report on Form 10-K by September 30, 2012; however, there can be no assurances that the preparation and filing of the Form 10-K will not be further delayed.

As of July 31, 2012 (the most recent date for which the Borrowing Base has been calculated pursuant to the Credit Agreement), the available borrowings calculated in accordance with the amended Borrowing Base definition was $147.0 million.  As of September 6, 2012, the outstanding balance of our borrowings under the ABL Facility was $70.0 million.

The information in Item 7.01 of this Form 8-K, and the related exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01                                             Financial Statements and Exhibits

d) Exhibits.

No.	Description

10.1

Amendment No. 1 and Waiver to Credit Agreement, dated as of September 7, 2012, by and among New Enterprise Stone & Lime Co., Inc., as Borrower, and Manufacturers and Traders Trust Company, as the Agent, the Issuing Bank, the Swing Lender, and a Lender.

Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

NEW ENTERPRISE STONE & LIME CO., INC.

	By:	/s/ Paul I. Detwiler, III
Paul I. Detwiler, III
President, Chief Financial Officer and Secretary

Date: September 7, 2012

EXHIBIT INDEX

No.	Description

10.1

Amendment No. 1 and Waiver to Credit Agreement, dated as of September 7, 2012, by and among New Enterprise Stone & Lime Co., Inc., as Borrower, and Manufacturers and Traders Trust Company, as the Agent, the Issuing Bank, the Swing Lender, and a Lender.